UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01731

Source Capital

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Report to Stockholders.

(a) The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SOURCE CAPITAL

2026

SEMI-ANNUAL REPORT

for the six months ended June 30, 2026

(This page has been left blank intentionally.)

SOURCE CAPITAL
TABLE OF CONTENTS

SOURCE CAPITAL
2Q 2026 COMMENTARY

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at https://fpa.com/fund/source-capital/, by email at crm@fpa.com, or toll-free by calling 1‑800‑279‑1241.

Average Annual Total Returns (%)

As of June 30, 2026	Since 12/1/15*	10 Yr	5 Yr	3 Yr	1 Yr	YTD	QTD
Source Capital—NAV	8.48		9.26	8.75	13.93		14.70	5.19	5.49
Source Capital—Market Price	9.55		9.59	9.06	15.68		13.07	4.25	0.59
60% MSCI ACWI/40% BBG U.S. Agg	8.08		8.38	6.67	13.38		15.53	7.07	9.15
60% S&P 500/40% BBG U.S. Agg	9.75		9.98	8.10	13.92		14.76	6.45	9.31

Index data source: Morningstar.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data, which may be lower or higher than the performance data quoted, may be obtained at fpa.com or by calling toll-free, 1‑800‑982‑4372.

Periods over one year are annualized. Fund performance is shown net of all fees and expenses and includes the reinvestment of distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock. Comparison to any index is for illustrative purposes only. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

*
On December 1, 2015, the Fund transitioned to a balanced strategy and the current portfolio managers assumed management of the Fund on that date.

Please see important disclosures at the end of this commentary.

SOURCE CAPITAL
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

Performance Overview

Source Capital’s (“Source” or “Fund”) net asset value (NAV) gained 5.49% for the quarter and 14.70% for the trailing twelve months. It captured 94.7% of the return of the balanced MSCI ACWI/Bloomberg US Agg index, the Fund’s primary illustrative benchmark, over the trailing twelve months. The Fund’s risk exposure is nearly balanced between Equities and Credit.

Performance versus Illustrative Indices (%)1

	Return
	Q2 2026	Trailing 12-month	Yield*
Source Capital—NAV	5.49	14.70		5.05
Source Capital—Market Price	0.59	13.07		5.44
60% MSCI ACWI / 40% BBG US Agg	9.15	15.53		2.76
60% S&P 500 / 40% BBG US Agg	9.31	14.76		2.51

Portfolio Exposure (%)2

Q2 2026
Equity
Common Stocks	46.3
Total Equity	46.3
Credit
Public	7.7
Private (invested assets only)	21.0
Total Credit	28.7
Other Limited Partnerships	3.9
Other	0.1
Cash and equivalents	21.1
Total	100

Comparison to the indices is for illustrative purposes only. An investor cannot invest directly in an index. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund’s net asset value (NAV).
*
Source: FPA, FactSet, Bloomberg. As of June 30, 2026. The “yield” shown for the Fund is the NAV distribution yield (also referred to as the Fund’s “distribution rate” as a % of NAV) and the Fund’s Market Price distribution yield (as a % of market price). Dividend yield is used for the MSCI ACWI and the S&P 500. Yield to Worst is used for the Bloomberg US Agg. Please refer to the Important Disclosures for definitions of the different measures of yield used in this table. For more information related to the Fund’s distribution rate, please see https://fpa.com/fund/source-capital/. Dividends and other distributions are not guaranteed.

Source: FPA, as of June 30, 2026. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up to 100% due to rounding.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Portfolio Discussion3

Equity

With respect to the recent performance of the Fund, in the previous twelve months, Source’s top five equity performers contributed 6.67% to its return while its bottom five contributed ‑1.98%.

Trailing Twelve-Month Top and Bottom Contributors (%) as of June 30, 20264

Top Contributors	Performance Contribution	Percent of Portfolio		Bottom Contributors	Performance Contribution	Percent of Portfolio
Alphabet	2.36		3.4		Comcast	‑0.49	1.7
Analog Devices	1.52		2.6		Aon	‑0.46	1.6
Citigroup	0.98		0.9		Charter Communications	‑0.40	0.2
TE Connectivity	0.98		1.7		Fortune Brands	‑0.31	0.4
Glencore	0.83		2.2		CarMax	‑0.31	1.3
	6.67	10.8				‑1.98	5.3

The following companies impacted portfolio performance but have not been recently discussed.5

Analog Devices (“ADI”), a leading supplier of analog and mixed-signal semiconductors, benefited mostly from strong demand tied to AI infrastructure, industrial automation, and communications equipment. During the quarter, shares rose after ADI reported record quarterly results, including 37% year-over-year revenue growth, expanding margins, and management pointing to record bookings across several end markets. Investors were further encouraged by the company’s announced acquisition of Empower Semiconductor (closed in early July) and guidance for continued growth into the second half of the year.

We have discussed our exposure to cable broadband providers, through holdings in Comcast and Charter/Liberty Broadband in the past. Still, the stocks continue to see pressure as fiber and fixed wireless operators take share. Heading into 2020, both stocks had a strong run as residential broadband demand increased when people were forced to work from home. Since that time, shares have sold off and now trade at historically depressed valuations against a backdrop of strong FCF generation and share repurchases. While we aspire to own growing businesses at reasonable valuations, there will periodically also be room in a diversified portfolio for small positions that trade at cheap multiples and reasonable business prospects, which both Comcast and Charter fit at present.

Looking at the broader market, in the six months ending June 30th, equity markets delivered strong returns (11.25% for the ACWI and 10.21% for the S&P 500) and became increasingly narrow. Exciting AI capabilities and data center supply shortages drove the market and economic activity. We continued to find opportunities in attractive mid-sized companies that are largely AI and data center-agnostic.

References to individual securities are for informational purposes only, are subject to change, and should not be construed as a recommendation or a solicitation to buy or sell a particular security. Portfolio composition will change due to ongoing management of the Fund. Portfolio holdings for the Fund can be found at fpa.com.
4
Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the trailing twelve months (“TTM”). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Totals might not add up due to rounding.
5
Historical commentaries for the Fund can be accessed on the website at https://fpa.com/insights/. The company data and statistics referenced in this section, including competitor data, are sourced from company press releases, investor presentations, financial disclosures, SEC filings, or company websites, unless otherwise noted.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

The following pictures illustrate the market’s narrowness as seen in the indices.

AI-related stocks have captured investors’ minds and wallets, driving the majority of recent stock market returns and, by some counts, accounting for 50% to more than 75% of the S&P 500’s total gains since late 2022.6 According to J.P. Morgan, “AI” companies now constitute approximately 50% of the S&P 500, exceeding even the Information Technology sector’s 35% weight at the then S&P 500 peak in March of 2000.

Weighting of AI-Related Companies in the S&P 500 Index7

Percentage of S&P 500's Market Capitalization
45%
40%
35%
30%
11/29/22 - ChatGPT Launches Free Research Preview
1/5/23
26.70%
1/6/25
44.12%
4/21/25
38.47%
10/29/25
48.12%
3/30/26
42.55%
5/29/26
48.67%
2023
2024
2025
2026

Semiconductors and tech hardware now represent nearly 30% of the market, the highest level recorded.

Weighting of Tech Hardware Companies in the S&P 500 Index8

30
25
20
15
10
5
0
Telcos S&P Weight
Semis + Tech Hardware S&P Weight
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

6
Sommer, Jeff. “A.I. Has Rewarded Investors. It May Now Pose Their Greatest Risk.” The New York Times, 10 July 2026.
7
Bianco Research, J.P. Morgan, Bloomberg. As of May 29, 2026. https://x.com/biancoresearch/status/2060813590421016858.
8
Barclays Equities Tactical Strategies (BETS), S&P. Telcos represent the Telecom sector in the S&P 500. As of May 18, 2026. https://x.com/Alty_Markets/status/2055998730180976963.

Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL

Over the last six months, semiconductors and tech hardware accounted for nearly 90% of the S&P 500 Index’s return.9

Until very late in the second quarter, momentum had been the strongest indicator/driver of returns and relatively more pronounced than in the past.

Ratio of US Momentum stocks to US Minimum Volatility stocks10

From many vantage points, the market, as expressed by the indices, is quite narrow.

Good reasons underpin the market’s narrowness. Progress in AI, first with OpenAI/ChatGPT and more recently with Anthropic/Claude/Mythos, has provided a credible peek into a future in which humans will massively increase productivity. If one squints, we can imagine machines embedded with intelligence that allow humans to enjoy a substantial surplus of necessary goods/service/comforts without requiring traditional physical/mental labor. While some technologies are speculative and others will take decades to diffuse, the potential is real and probable. If you need convincing, try a Waymo during your next visit to Los Angeles.

Rapid adoption of large language models (LLMs), facilitated by ubiquitous access to smart devices and fear of being left behind, has led to an epic boom for the suppliers of picks and shovels to the AI (datacenter) buildout.

To date, the boom has exceeded expectations. At year-end 2024 investors were generally bullish on Nvidia, ChatGPT had been introduced two years earlier. Nvidia had seen its revenue increase by 4x, and stock increase 6x since the introduction of ChatGPT. Despite being a well-recognized beneficiary of AI-led chip demand, analysts materially underestimated Nvidia’s near-term performance. At year-end 2024, analysts expected 2026 revenue of $130‑150bn. Run-rate will be closer to $400bn.11 To date, the correct call on fundamentals has been to be more bullish than the bulls.

Nvidia is not alone; semiconductor revenue is through the roof, and the memory market has developed an acute shortage.

9
FactSet. As of June 30, 2026.
10
Arvy. When 60% of the S&P 500 Is AI—Quality Becomes the Allocation Question. MSCI, Alpine Macro 2026. Ratio of US Momentum stocks to US Minimum Volatility stocks, based on large- and mid-cap indices within the S&P including the S&P 400.
11
Expected run-rate in 2026. Source: Nvidia.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Monthly Global Semiconductor Billings ($ billions)12

This spending is primarily supported by the hyperscalers.

Big Tech Capital Expenditures ($ billions)13

12
WSTS and US Census. As of March 31, 2026.
13
Carson Group. As of 15 May 2026. Prior estimates are from the end of 2025. https://www.carsongroup.com/insights/blog/theyre-running-it-hot-and-were-still-riding-the-wave/.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

This capital spending comes from cash generated by strong businesses that have seen revenues accelerate over the past few years. More recently, the baton has been passed to the capital markets through both debt and equity issuance. There is some circularity to this activity, but the vortex of activity is real and well-financed (to date).

As of today, there appears to be no limit to demand for compute/data centers, which is a good thing because supply is coming.

The US had 40‑53 GW of installed capacity at the beginning of 2026 and should double to 95 GW by the end of 2027.14 As shown below, the total pipeline is nearly 300 GW. There are well-known limits around permitting, power supply, semi/memory and other materials, so substantially less than the pipeline will be delivered, but it appears likely that capacity will multiply in the next few years.

Data Center Capacity by Stage (in GW)15

And that’s just on Earth. SpaceX went public in the second quarter at a $1.8T valuation. SpaceX is an awe-inspiring firm and has a credible claim to being the most consequential company on the planet. Still, according to sell-side reports, most of its IPO value is attributable to its speculative promise to build data centers in space. According to Elon, the company will deliver an additional 1 GW per year of capacity in 2027, 10 GW per year beginning in 2028, 100 GW per year beginning in 2030 and eventually 1 TW per year. That’s a lot, and the company appears entirely serious about these intentions, given their active building of mega facilities to supply the necessary equipment.

It appears that, on Earth or in space, the market has confidence (based on valuations of the various businesses pursuing/benefiting from the build-out) that significant compute capacity will be delivered over the next few years. We can’t help but wonder what the returns will be on all this compute spend? Could compute capacity exceed AI’s ability to diffuse usefully through the economy? Currently, the market for compute is in backwardation, with forward 12-to‑24-month prices 30 to 40% below the spot price (on, as best we can tell, a like-for-like unit). We are also struck by the recent contracts that SpaceX signed with Google and Anthropic for scaled compute capacity immediately available at prices 2 to 5x estimates of the long-term cost, but cancelable with 90-day notice.

14
Source: Goldman Sachs; US Data Center Power Demand Projected to Double by 2027. May 20, 2026. https://www.goldmansachs.com/insights/articles/us-data-center-power-demand-projected-to-double-by‑2027.
15
Aterio, Bernstein Analysis. As of 20 May 2026. https://x.com/firstadopter/status/2057089666772320758. GW stands for gigawatts. Hyperscalers include massive data centers, vast cloud computing services, and global network infrastructure. Neoclouds are specialized cloud providers focused on GPU-as-a-Service (GPUaaS), offering high-end hardware compute accelerators, high-bandwidth AI networking, and light virtualization or bare-metal access. Colocation includes physical space, redundant power, precise cooling, tight security, and network connectivity. You rent space while providing your own hardware. Cryptocurrency includes digital coins, alternative tokens, and stablecoins that rely on secure computer code. Developers include wholesale data center developers or real estate firms. An enterprise data center is defined as a private facility owned, operated, and utilized by a single organization to support its internal IT, applications, and corporate workloads.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

We are bullish on AI and compute demand, but not more bullish than the bulls, and don’t feel that the market is offering us any easy question in the AI/hardware space.

Difficult Questions

Given the exciting future and economic importance of AI, we spend time using, reading, and thinking about the technology, its near-term impact, and longer-term potential. Currently, we have more questions than answers and must admit that, mostly, we just don’t know.

A recent Invest Like the Best podcast, titled “The Cone of Uncertainty” with Krishna Rao, Anthropic’s CFO, neatly captures our feelings. During the discussion, Rao said, “We think about the world as scenarios. It’s very hard to have a point estimate in this business. And then having a very low bar for updating your current priors, or your current perspective. It could be the case that something a month ago was true that’s just not true today, and that breaks your model, and you have to go back and update it.”

Thus far, all updates—capabilities, revenue, and compute demand—have been positive. Should we expect all future updates to be as favorable? And, has OpenAI had a somewhat different experience in the past six months? In early 2025, OpenAI appeared to be the clear leader among independent frontier labs; today, not so clear.

Annualized Revenue (USD)16

$30B
$28B
$26B
$24B
$22B
$20B
$18B
$16B
$14B
$12B
$10B
$8B
$6B
$4B
$2B
$0
2023
2024
2025
2026
OpenAI
Anthropic
Z.ai
xAI
Mistral AI

Will frontier lab leadership prove persistent or fleeting? The following chart suggests fleeting.

16
Epoch AI. As of 1 June 2026. https://epoch.ai/data/ai-companies?view=graph&tab=revenue.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Selected Frontier LLMs by Aggregate Benchmark Score17

If fleeting, what is the long-term economic return to frontier lab innovation? Where will the economics stick?

Perhaps leadership will be persistent, and if it is, will economic value accrue to the leader, or to the low-cost, slight laggard? Or to some other level of the stack? The following suggests that lagging models (open-source and low-cost) catch up quickly and cost a fraction of the frontier.

Language Model Inference Price ($/million tokens), by Model Intelligence18

$64
$32
$16
$8
$4
$2
$1
$0.5
$0.25
$0.125
$0.0625
$0.03125
$0.015625
$0.0078125
'22
'23
'24
'25
'26
Release Date
Intelligence Index <10
Intelligence Index <20
Intelligence Index <30
Intelligence Index <40
Intelligence Index <50
Intelligence Index ≥50

17
Source: Benedict Evans. As of May 2026. https://static1.squarespace.com/static/50363cf324ac8e905e7df861/t/6a14a48160477b0e9a99301f/1779737729030/2026-Spring-AI.pdf. Aggregate benchmark score is a single composite metric or skill rating that combines results from multiple standardized tests (such as MMLU, coding suites, and math evaluations) to summarize the peak capabilities of the most advanced large language models (“LLMs”).
18
Source: Artificial Analysis. https://x.com/randgroup/status/2061052319756914815. This chart shows that the cost of the language models has declined substantially from their release dates.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Various reports suggest that companies are moving away from frontier models as costs become uneconomic relative to the value delivered. What activities require genuine frontier or super intelligence? At maturity, how much of the ‘intelligence layer’ can be served by good enough, low-cost commodity models?

Perhaps the most important near-term questions relate to the spend and sustainability of the data center buildout. Direct (semiconductors/memory) and indirect (power, building materials, commodities, engineering firms, and cooling business) beneficiaries are all experiencing massive tailwinds and driving both the economy and markets. The data center build is becoming large relative to GDP and relative to previous infrastructure buildouts.19,20

Some analysis proposes that the data center buildout is like nothing we have ever seen—multiples larger in inflation-adjusted terms than even the US railroad and interstate highway expansions of the 19th and 20th centuries.

Data Centers vs. Megaprojects Inflation-Adjusted Costs21

On the other hand, a slightly different lens supports the argument that the buildout is reasonably consistent with past large-scale fundamental infrastructure builds.

19
Fortune. Without data centers, GDP growth was 0.1% in the first half of 2025, Harvard economist says. Nick Lichtenberg. October 7, 2025. https://fortune.com/2025/10/07/data-centers-gdp-growth-zero-first-half‑2025-jason-furman-harvard-economist/.
20
Epoch AI. The AI Boom has doubled computing infrastructure’s share of US GDP. Isabel Juniewiicz. June 5, 2026. https://epoch.ai/data-insights/ai-datacenter-share-gdp.
21
LinkedIn—Alvin Foo, Epoch AI. https://www.linkedin.com/posts/alvinfsc_mind-blowing-scale-of-the-ai-buildout-activity‑7451479823744671744-parg. AI capex = estimated data-center share of global reported capex at the big‑5 US hyperscalers (Amazon, Microsoft, Alphabet, Meta, Oracle; Epoch AI + Platformonomics). Assuming DC share scales from ~55% in 2020 to ~80% by 2026. Excludes Chinese hyperscalers. All costs in 2024 dollars.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Infrastructure Buildout—Cumulative Capex as a Share of World GDP22

Cumulative capex as % of world GDP
(summed year-by-year, each year normalized to that year's global economy)
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Years from start of program
Global auto expansion
(1948–1965)
10.5% of world GDP
18 years
Global oil & gas
upstream (2004–2014)
9.3% of world GDP
11 years
US railroad expansion
(1868–1893)
7.6% of world GDP
26 years
Global airline jet age
(1958–1975)
4.7% of world GDP
18 years
US telecom boom
(1996–2001)
1.6% of world GDP
6 years
Global data centers
(2019–)
2.4% of world GDP
8 years so far
← projected
US shale revolution
(2008–2015)
1.1% of world GDP
8 years

Even the data seems confused. If AI (and the robotic revolution it enables) ultimately satisfies all human needs without the need for traditional human labor, ‘Super-Abundance’, then, perhaps, historic precedents are irrelevant, and compute should represent a massive share of economic activity. But will there be a cycle in what is now a massively capital-intensive industry? And how do intelligence cycles work?

Together, these (and other) questions posed to long-term investors by the AI boom are difficult to answer. We are left uncertain about the sustainability of the current and projected level of AI capital spending and the prospect of it generating reasonable returns on the aggregate investment. Global spending influenced by AI is projected to skyrocket to a record $2.59 trillion in just this year. To achieve even a relatively low unlevered return on investment suggests (an improbable?) $207 billion in after-tax income, per year, starting immediately.23

In some important ways, AI is unique, and we have long invested in businesses that we believe are well positioned for the digital future. Many of the businesses we own (Semiconductors/Hyper-scalers/Connectors) benefit from robust tailwinds from data center expansion and compute utilization. On average, we have owned these companies for over a decade and currently believe that they will each be larger and more profitable 5 and 10 years from now. These businesses are diverse, serve markets beyond just datacenters, and are growing faster than we expected a few years ago. Given expanded valuations and the stage of their capital cycle (far from depressed), we are scaling back exposure because we believe the risk-adjusted returns are less attractive—the margin of safety is shrinking, if not disappearing. We have been more aggressive in exiting the names that have benefited most directly from compute shortages.

22
Source: LinkedIn—Benjamin Todd. https://www.linkedin.com/posts/benjamin-j-todd_the-ai-boom-is-still-small-compared-to-other-activity‑7451048553445052416-h7sv. The chart shows each year’s capital expenditure (capex) divided by that year’s nominal world GDP, then summed. Note: World GDP figures for the 19th century are estimates derived from Maddison Project Database and US GDP / US-share-of-world-economy benchmarks. Confidence bands on the chart reflect capex uncertainty only.
23
CIO Dive. Global AI spend to reach $2.59 trillion in 2026. May 19, 2026. Paige Gross. https://www.ciodive.com/news/global-AI-spend‑2026/820656/.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

Given our excitement about the technology, strength of the companies’ positions and belief that compute demand will be greater over time, we think it is advisable to own a bit of the ‘future’ at a supportable (but potentially stretched valuation) should the capital cycle peter out.

AI is not the first theme markets have focused on that requires long-term investors to answer difficult questions in the affirmative. Since we have been managing our flagship Contrarian Value strategy, we recall the early web companies in the Dot-com era, Commodity Super-Cycle, EM Premium (remember the BRICs), MLP enthusiasm, SAAS, and Healthcare/Covid ‘winners’. In each of those cases, we generally avoided the theme based on what we viewed as unsustainable valuations at stretched points in the capital cycle.

Our strategy is similar in the current environment. We seek investments that are asking long-term investors easier questions. Today, we have the opportunity to buy businesses we consider relatively AI-agnostic businesses at valuations that support what we see as an attractive expected absolute return. In the first half of the year, we added 13 new companies and increased our holdings in several companies purchased last year. They fit nicely in the Venn diagram we shared at the end of last year, updated below through June.24

These businesses range from specialty chemical distribution to biotech equipment and were generally purchased at 10‑15x our estimate on NTM earnings. While significantly smaller than the index leaders, our recent purchases are industry leaders, with strong balance sheets and attractive growth profiles.

In fact, we believe the generic profile of our portfolio has improved—faster growth and reasonable valuation.

24
As of June 30, 2026. It should not be assumed that an investment in the securities listed was or will be profitable. The Venn Diagram shows stocks added to the portfolio since 01/01/2024. Please visit our website for a full list of current holdings as of 6/30/2026. https://fpa.com/wp-content/uploads/Source-Capital-Holdings‑2026‑06.pdf.

Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL

		Price/Earnings 1-Year Forward		Price/Book		3-Year Forward Estimated EPS Growth
As of June 30, 2026	6/30/2025	6/30/2026	6/30/2025	6/30/2026	6/30/2025	6/30/2026
Source Capital
Long Equity Portfolio	16.1x	16.0x	2.0x	2.2x	23%	25%
MSCI ACWI	18.6x	17.7x	3.3x	3.9x	13%	18%
S&P 500	22.1x	20.4x	5.1x	5.6x	14%	19%
vs. MSCI ACWI	‑14%	‑10%	‑39%	‑44%	78%	37%
vs. S&P 500	‑27%	‑22%	‑61%	‑62%	65%	30%

In our view, a portfolio of the companies in the Venn diagram (at our basis) we believe is likely to produce sound returns. This is the type of portfolio we are always striving to create: a diversified mix of high-quality businesses, with good management, purchased at valuation math based on conservative assumptions that should support competitive performance over the long term.

These holdings are primarily mid-cap businesses that look nothing like the index. We are willing to look foolish relative to others and to miss out on the bullish scenarios for AI in order to own a portfolio that we believe is highly likely to result in an acceptable absolute result.

Being out of step is nothing new. You may remember the healthcare/biotech boom that took place in 2020 and 2021. At the time, we had taken our exposure to zero—down from our largest exposure at the time of Obamacare concerns in the early 2010s (in the reference strategy, FPA Contrarian Value). We recall being asked repeatedly whether we understood that there was an exciting future in biotech and cell and gene therapy.

In fact, we were excited, but just not at the prices available at the time. We continued to research the sector and developed a view towards a number of businesses we’d like to own. In the past year we have bought many of those very same businesses at valuations less than half the prevailing rate in 2020/21, and we submit that the future is just as bright and perhaps enhanced by potential AI innovation. Willingness to ignore investments with terrific momentum at valuations and long-term fundamentals that ask difficult questions (Will Covid spending be sustainable? Are these new multiples reflective of fundamentally different businesses?), combined with actively deploying capital when fundamentals and valuation are supportive of equity-like returns, will always be our preferred approach. However, we accept the risk of looking foolish at times and humbly settle for reasonable absolute returns when parts of the market are delivering spectacular returns based on thinking that we don’t quite understand.

In short, we are seldom more bullish than the bulls. Though when analysis and consideration support the position, we are happy to be less bearish than the bears, which we believe should continue to help us generate returns that are attractive on an absolute basis and not risk taking the Fund (and you) off a cliff.

Fixed Income

Traditional

Risk-free rates remain high, but the price of credit risk appears very expensive. That led us to own little credit risk.

Spread measures the compensation that debt investors receive for an uncertain return profile. Treasuries are considered the “risk-free” asset because the market views it as a certainty (or near certainty) that Treasuries will be repaid in full at maturity with no possibility of prepayment, extension of payment, or haircut to the amount owed (at least in nominal terms). In comparison, most everything else with a similar expected maturity bears a higher yield than Treasuries because other types of debt may be repaid early, late, or not at all, and that difference in yield versus Treasuries is the spread.

A big driver of whether and when debt is repaid (in addition to call or extension features) is the credit quality of the borrower. Viewed through that lens, spread can be seen as the compensation that debt investors receive for taking on credit risk—the risk that a borrower will not repay debt in full and/or by maturity. Over the past few months, spreads have decreased into historically low territory. In other words, the compensation for credit risk has decreased into historically low territory.

The chart and table below show yields and spreads on the Bloomberg U.S. Corporate High Yield Index and the BB component of that index, excluding energy. The latter is a measure of the high yield market that we believe provides a more consistent price comparison over time due to changes in the composition of the high yield market. Spreads in the high yield market ended the quarter at the fourth percentile (a lower percentile indicates a more expensive market, i.e., the compensation for credit risk is low). Said another way, historically 96% of the time spreads have been higher than they were at June 30.

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Bloomberg U.S. Corporate High-Yield and BB ex. Energy Index Yield-To-Worst (YTW) and Spread25

	Spread	Percentile
All High Yield	297 bps		4%
BB, ex. Energy	183 bps		4%

The market is priced as if nothing could go wrong. We have concerns, but even if we didn’t, at historically low spreads, are we getting paid to find out that things are not going well? We do not think so. Due to such low spreads, when evaluating individual investment opportunities, more often than not we find that the compensation for credit risk is inadequate. Further, we believe that low spreads increase the likelihood and magnitude of a potential short-term drawdown related to an increase in spreads.

To be clear, we are not categorically waving off everything with a high yield rating. We make our decisions at the individual investment level. Repeating those decisions led us to low Credit exposure at the portfolio level. Some may not find this positioning exciting. We do. We are excited about not owning a portfolio laden with overpriced credit risk.

Lastly, our look through software-related exposure is 2.3% of the overall fund and we are not concerned about this exposure from an overall portfolio exposure or the credit quality of the individual bonds.

Private Credit

Source has 26.0% committed to private credit (including called and uncalled capital) as of quarter-end. We continue to look for opportunities to increase that exposure.

On the private side, our look through software-related exposure is approximately 0.3% of the overall fund and we are not concerned about this exposure either from an overall portfolio exposure.

Corporate & Other

Distribution

On July 21, 2026, the Fund’s Board approved maintaining the current rate of 20.83 cents per share for its regular monthly distribution through November 2026.26 This equates to an annualized unlevered distribution rate of 5.44% based on the Fund’s closing market price on June 30, 2026.

25
Source: Bloomberg. As of June 30, 2026. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on-the-run Treasury. For illustrative purposes only.
26
For more information related to the Fund’s distribution rate, please see https://fpa.com/insights/?category_name=fund-announcements. Dividends and other distributions are not guaranteed.

Past performance is no guarantee, nor is it indicative, of future results.

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Discount to NAV

The Fund’s discount to NAV closed at 7.13% at quarter-end. The average discount to NAV for the trailing twelve months was 4.69%.27

Closing

We are grateful for the trust our investors continue to place in our disciplined approach to capital stewardship.

Respectfully submitted,

Source Capital Portfolio Managers

August 17, 2026

27
Source: FPA. The average is calculated using daily discount rates.

Past performance is no guarantee, nor is it indicative, of future results.

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Important Information

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

Current performance information is updated monthly and is available by calling 1‑800‑982‑4372 or by visiting fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund’s investment objectives will be achieved. You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at https://fpa.com/fund/source-capital/, by email at crm@fpa.com, or toll-free by calling 1‑800‑279‑1241.

Effective January 1, 2025, Source Capital, Inc. was reorganized into a Delaware Trust. The Fund’s new name is Source Capital, but it continues to trade on the NYSE under the SOR ticker. There was no change in its investment objective, investment strategy, or fundamental investment policies. FPA continues to be the adviser to the Fund.

The views expressed herein and any forward-looking statements are highly speculative, current only as of the date of this publication and are those of the portfolio management team. Forward-looking statements can be identified by the use of terms such as “may”, “will”, “should”, “expect”, “anticipate”, “project”, “estimate”, “intend”, “continue” or “believe” (or the negatives thereof) or other variations thereof. Due to various risks and uncertainties, actual events or results or actual performance may differ materially and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. FPA does not undertake to update any forward-looking statement because of new information, future developments, or otherwise.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund’s shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income instruments is not guaranteed. The Fund’s investments in fixed income instruments have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income instruments owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income instruments, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer’s failure to repay a loan. Generally, the lower the quality rating of an instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely

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manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Mortgage-related and asset-backed securities are subject to prepayment risk, can be highly sensitive to changes in interest rates, and are subject to credit risk/risk of default on the underlying assets. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor’s (“S&P”), Fitch, Moody’s, Kroll, DBRS, and any other nationally recognized statistical rating organization (“NRSRO”). Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade (IG). Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) (HY) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund’s net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund’s capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund’s common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Distribution Rate

Distributions may include the net income from dividends and interest earned by fund securities, net capital gains, or in certain cases it may include a return of capital. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. All mutual funds, including closed-end funds, periodically distribute profits they earn to investors. By law, if a fund has net gains from the sale of securities, or if it earns dividends and interest from securities, it must pass substantially all of those earnings to its shareholders or it will be subject to corporate income taxes and excise taxes. These taxes would, in effect, reduce investors’ total return. First Pacific Advisors, LP does not provide legal, accounting, or tax advice.

The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund’s investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

MSCI ACWI NR USD Index (MSCI ACWI) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net Return (NR) indicates that withholding taxes are applied to dividend reinvestments. MSCI uses the withholding tax rate applicable to non-resident institutional investors that do not benefit from double taxation treaties.

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Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. The S&P 500 is considered a measure of large capitalization stock performance.

60% MSCI ACWI / 40% BBG U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg U.S. Aggregate Bond Index.

60% S&P500 / 40% BBG U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg U.S. High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector.

Glossary of Terms

Capital expenditures (CapEx) are the funds companies allocate to acquire, upgrade, and maintain essential physical assets like property, technology, or equipment, crucial for expanding operational capacity and securing long-term economic benefits.

Credit is defined as investments rated BBB or lower, including non-rated investments.

Discount to Net Asset Value (NAV) is a pricing situation when a closed-end fund’s market trading price is lower than its daily net asset value (NAV).

Dividend Yield is the dividend per share divided by the price per share.

Equity-like returns refer to long-term returns that are comparable to those generated by equity markets.

Earnings Per Share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

High-Yield (HY) Bond is a high paying bond with a lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds. Because of the higher risk of default, these bonds pay a higher yield than investment grade bonds.

Investment Grade (IG) is a rating that indicates that a bond has a relatively low risk of default.

Market Capitalization refers to the total dollar market value of a company’s outstanding shares of stock. Commonly referred to as “market cap,” it is calculated by multiplying the total number of a company’s outstanding shares by the current market price of one share.

Market Price is the price at which investors may purchase or sell shares of Source Capital, which is an exchange-traded closed-end fund. Market price is determined in the open market by buyers and sellers, based on supply and demand. The difference between the market price and the NAV (Premium/Discount) is expressed as a percentage of NAV.

Net Asset Value (NAV) is the market value of one share of the Fund. The NAV is calculated by subtracting the Fund’s liabilities from the value of the Fund’s total assets and dividing it by the number of the Fund’s outstanding shares.

On-the-run Treasuries are the most recently issued U.S. Treasury bonds, notes, or bills of a specific maturity and can serve as benchmarks for pricing other financial instruments.

Price/Earnings Ratio (P/E) is the price of a stock divided by its earnings per share. P/E is using weighted harmonic averaging, which helps avoid extreme results that may occur due to small relative numbers, and excludes Real Estate Investment Trusts (REITs). 12-Month Trailing P/E is based on the last 12 months of actual earnings. 12-Month Forward P/E utilizes forward earnings expectations over the next 12 months to calculate the ratio.

Risk-free rate of return is the theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest an investor would expect from an absolutely risk-free investment over a specified period of time.

Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on-the-run treasury.

Yield is the discount rate that links the bond’s cash flows to its current dollar price.

Yield to Worst (YTW) is presented gross of fees and reflects the lowest potential yield that can be received on a debt investment without the issuer defaulting. YTW considers the impact of expected prepayments, calls and/or sinking funds, among other things. Average YTW is based on the weighted average YTW of the investments held in the Fund’s portfolio. YTW is only one component of return and may not represent the yield an investor should expect to receive. YTW excludes convertible bonds with a YTW less than the comparable maturity Treasury yield plus the 20-Year average high yield spread to the Treasury yield, impaired/defaulted bonds, and letters of credit. The indices’ YTWs exclude all convertibles.

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©2026 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee, nor is it indicative, of future results.

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SCHEDULE OF INVESTMENTS

As of June 30, 2026 (Unaudited)

BONDS & DEBENTURES — 13.4%	Principal Amount	Value
ASSET-BACKED SECURITIES — 3.0%
COLLATERALIZED LOAN OBLIGATION — 1.5%
Barings Middle Market Ltd. Series 2021-IA, Class D, 12.587% (3-Month Term SOFR+ 891.161 basis points), 7/20/2033(a)(b)	$1,040,000	$1,033,144
Fortress Credit Opportunities Ltd. Series 2017‑9A, Class ER, 11.994% (3-Month Term SOFR+ 832.161 basis points), 10/15/2033(a)(b)	5,186,000	5,154,350
		$6,187,494
EQUIPMENT — 0.1%
Prop 2017‑1A 5.300%, 3/15/2042(c)(d)	$143,144	$136,702
OTHER — 1.4%
Diamond Infrastructure Funding LLC Series 2021‑1A, Class C, 3.475%, 4/15/2049(a)	$384,000	$379,742
Diamond Issuer LLC Series 2021‑1A, Class C, 3.787%, 11/20/2051(a)	1,000,000	974,201
Golub Capital Partners Funding Ltd. Series 2020‑1A, Class B, 4.496%, 1/22/2029(a)	324,216	308,347
Series 2021‑1A, Class B, 3.816%, 4/20/2029(a)	713,874	664,634
Series 2021‑2A, Class B, 3.994%, 10/19/2029(a)	2,383,437	2,219,616
Hotwire Funding LLC Series 2021‑1, Class C, 4.459%, 11/20/2051(a)	750,000	746,399
MetroNet Infrastructure Issuer LLC Series 2026‑1A, Class C, 7.100%, 4/20/2056(a)	162,000	162,519
VCP RRL Ltd. Series 2021‑1A, Class B, 2.848%, 10/20/2031(a)	303,448	273,760
		$5,729,218
TOTAL ASSET-BACKED SECURITIES (Cost $12,249,864)		$12,053,414
CONVERTIBLE BONDS — 0.0%
Delivery Hero AG 1.500%, 1/15/2028	$100,000	$110,571
Wayfair, Inc. 1.000%, 8/15/2026	122,000	119,706
TOTAL CONVERTIBLE BONDS (Cost $213,823)		$230,277
CORPORATE BANK DEBT — 5.8%
Andromeda Funding LP 10.000% (1-Month Term SOFR+800 basis points), 10/5/2030(b)(c)(d)(e)	$3,000,000	$—
Banner Commercial Funding LP Term Loan 10.120% (1-Month Term SOFR+650 basis points), 5/27/2028(b)(c)(d)(e)	2,968,750	2,916,797
Capstone Acquisition Holdings, Inc. Term Loan 8.244% (1-Month Term SOFR+460 basis points), 11/12/2029(b)(c)(d)(e)(f)	2,256,572	2,299,876
Cornerstone OnDemand, Inc. 7.744% (1-Month Term SOFR+375 basis points), 10/16/2028(b)(d)(e)	71,210	44,387
EQS Legacy Holdings LLC Term Loan 11.000%, 3/27/2032(b)(c)(d)(e)(g)	9,306,019	9,306,019
JC Penney Corp., Inc. 5.568% (3-Month USD Libor+425 basis points), 6/23/2027*,(b)(c)(d)(e)(h)	455,468	46
Lealand Finance Company B.V. Senior Exit LC 3.500%, 6/30/2027(b)(c)(d)(e)(f)(i)	1,234,380	(61,719)
4.750%, 6/30/2027(b)(c)(d)(e)(f)(i)	3,927,194	(196,360)
Lealand Reficar LC Term Loan 11.494% (3-Month Term SOFR+750 basis points), 6/30/2027(b)(c)(d)(e)(f)(g)	36,048	32,443
McDermott LC 7.953% (3-Month Term SOFR+426.16 basis points), 6/30/2027(b)(c)(d)(e)(f)	834,170	767,436
McDermott Technology Americas, Inc. 6.758% (1-Month Term SOFR+300 basis points), 6/30/2027(b)(c)(d)(e)	141,927	134,830
7.759% (1-Month Term SOFR+400 basis points), 12/31/2027(b)(c)(d)(e)(g)	1,641,292	1,559,228
One Camelback Loan 7.500% (1-Month Term SOFR+350 basis points), 6/3/2027(b)(c)(d)(e)(i)	2,050,000	1,447,390
Plantation Loan 10.500% (1-Month Term SOFR+620 basis points), 1/25/2027(b)(c)(d)(e)	3,500,000	3,500,000

See accompanying Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2026 (Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Value
Vision Solutions, Inc. 7.928% (3-Month Term SOFR+400 basis points), 4/24/2028(b)(d)(e)	$71,197	$53,754
WH Borrower LLC 8.142% (3-Month Term SOFR+450 basis points), 2/20/2032(b)(d)(e)	1,678,686	1,682,882
TOTAL CORPORATE BANK DEBT (Cost $23,398,894)		$23,487,009
CORPORATE BONDS — 4.6%
COMMUNICATIONS — 0.6%
Echostar Corp. 3.875%, 11/30/2030	$846,895	$2,644,430
CONSUMER DISCRETIONARY — 0.7%
Air Canada Pass Through Trust Series 2020‑1, Class C, 10.500%, 7/15/2026(a)	$1,500,000	$1,499,361
VT Topco, Inc. 8.500%, 8/15/2030(a)	1,289,000	1,308,335
		$2,807,696
FINANCIALS — 3.3%
Apollo Debt Solutions BDC Senior Notes 8.620%, 9/28/2028(c)(d)	$2,333,000	$2,333,000
Charles Schwab Corp. 5.000% (3-Month USD Libor+257.5 basis points), 10/31/2069(b)(j)	75,000	74,063
Drawbridge Special Opportunities Fund LP 5.950%, 9/17/2030(a)	1,314,000	1,258,287
Five Point Operating Co. LP 8.000%, 10/1/2030(a)	100,000	102,336
Hlend Senior Notes 8.170%, 3/15/2028(c)(d)	3,500,000	3,500,000
HPS Corporate Lending Fund 6.750%, 1/30/2029	520,000	528,881
Midcap Financial Issuer Trust 6.500%, 5/1/2028(a)	3,466,000	3,461,292
Oaktree Strategic Credit Fund 8.400%, 11/14/2028	1,615,000	1,692,454
OCREDIT BDC Senior Notes 7.770%, 3/7/2029(c)(d)	552,000	552,000
		$13,502,313
TOTAL CORPORATE BONDS (Cost $16,963,678)		$18,954,439
TOTAL BONDS & DEBENTURES (Cost $52,826,259)		$54,725,139
CLOSED-END FUNDS — 0.1%	Number of Shares
Altegrity, Inc.(c)(d)	142,220	$163,553
TOTAL CLOSED-END FUNDS (Cost $0)		$163,553
COMMON STOCKS — 46.3%
AEROSPACE & DEFENSE — 1.5%
Safran S.A.	15,343	$6,048,143
APPAREL & TEXTILE PRODUCTS — 0.5%
Cie Financiere Richemont S.A. — Class A	8,295	$1,915,139
ASSET MANAGEMENT — 0.0%
Pershing Square SPARC Holdings, Ltd.(c)	3,652	$—
Pershing Square Tontine Holdings Ltd.(c)(d)	14,610	—
		$—
BANKING — 2.0%
Citigroup, Inc.	50,767	$7,105,349
Wells Fargo & Co.	12,923	1,067,957
		$8,173,306
BEVERAGES — 2.2%
Diageo PLC	2,956	$59,697
Heineken Holding N.V.	87,208	6,651,204

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2026 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
Pernod Ricard S.A.	28,147	$2,053,779
		$8,764,680
BIOTECH & PHARMA — 0.5%
Merck KGaA	12,774	$2,143,352
CABLE & SATELLITE — 1.6%
Comcast Corp. — Class A	215,600	$5,292,980
Liberty Broadband Corp. — Class C*	32,000	1,064,320
		$6,357,300
CHEMICALS — 4.2%
Azelis Group N.V.	511,487	$5,438,056
IMCD N.V.	18,125	1,636,055
International Flavors & Fragrances, Inc.	87,852	6,959,635
Nippon Paint Holdings Co., Ltd.	489,100	3,167,516
		$17,201,262
COMMERCIAL SUPPORT SERVICES — 1.9%
Bureau Veritas S.A.	49,847	$1,525,254
Eurofins Scientific S.E.	48,797	3,822,580
Sodexo S.A.	43,190	2,499,513
		$7,847,347
CONSTRUCTION MATERIALS — 1.2%
Amrize Ltd.*	50,328	$2,682,483
Holcim AG*	23,170	2,089,888
		$4,772,371
E-COMMERCE DISCRETIONARY — 0.7%
Amazon.com, Inc.*	11,949	$2,847,925
ELECTRIC UTILITIES — 0.0%
PG&E Corp.	9,047	$152,171
ELECTRICAL EQUIPMENT — 1.4%
TE Connectivity Ltd.	27,734	$5,591,452
ENGINEERING & CONSTRUCTION — 1.6%
McDermott International, Ltd.*,(c)(d)	86,705	$2,158,955
Samsung C&T Corp.	14,711	4,448,527
		$6,607,482
ENTERTAINMENT CONTENT — 0.2%
Epic Games, Inc.(c)(d)	4,347	$994,767
FOOD — 1.4%
Kerry Group PLC—Class A	36,208	$3,324,169
Magnum Ice Cream Co. N.V.*	23,964	417,213
Magnum Ice Cream Co. N.V.*	6,405	111,423
Magnum Ice Cream Co. N.V.*	99,545	1,732,938
		$5,585,743
HEALTH CARE FACILITIES & SVCS — 0.2%
ICON PLC*	5,363	$931,607
HOME CONSTRUCTION — 0.9%
Fortune Brands Innovations, Inc.	66,893	$3,672,426

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2026 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
INSTITUTIONAL FINANCIAL SVCS — 0.1%
Jefferies Financial Group, Inc.	5,974	$298,581
INSURANCE — 2.3%
Aon PLC — Class A	13,283	$4,405,838
Arthur J. Gallagher & Co.	21,830	5,011,513
		$9,417,351
INTERNET MEDIA & SERVICES — 6.5%
Alphabet, Inc. — Class A	25,690	$9,180,836
Alphabet, Inc. — Class C	18,429	6,511,519
Delivery Hero S.E.*	11,504	473,199
Meta Platforms, Inc. — Class A	10,387	5,850,893
Prosus N.V.*	92,699	4,023,806
Uber Technologies, Inc.*	8,195	591,351
		$26,631,604
LEISURE FACILITIES & SERVICES — 0.8%
Marriott International, Inc. — Class A	634	$234,954
Vail Resorts, Inc.	21,846	2,974,333
		$3,209,287
MACHINERY — 0.6%
CNH Industrial NV	119,582	$1,342,906
Hoshizaki Corp.	32,900	1,071,407
		$2,414,313
MEDICAL EQUIPMENT & DEVICES — 4.1%
Avantor, Inc.*	129,302	$1,280,090
Baxter International, Inc.	122,816	2,618,437
Becton, Dickinson and Co.	34,880	5,278,390
Bio-Rad Laboratories, Inc.*	3,413	1,002,091
Danaher Corp.	9,508	1,811,084
GE HealthCare Technologies, Inc.	13,655	874,057
Thermo Fisher Scientific, Inc.	4,087	2,049,058
Waters Corp.*	4,504	1,689,180
		$16,602,387
METALS & MINING — 1.5%
Glencore PLC*	668,107	$4,553,301
Grupo Mexico S.A.B. de C.V.	118,987	1,348,848
		$5,902,149
OIL & GAS SERVICES & EQUIP — 0.5%
NOV, Inc.	106,740	$1,980,027
REAL ESTATE SERVICES — 0.0%
Copper Property CTL Pass Through Trust(d)	16,058	$170,215
RETAIL — DISCRETIONARY — 1.1%
CarMax, Inc.*	25,555	$1,351,604
Ferguson Enterprises, Inc.	13,797	3,274,442
		$4,626,046
SEMICONDUCTORS — 3.8%
Analog Devices, Inc.	29,989	$11,910,731
Broadcom, Inc.	1,217	459,722

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2026 (Unaudited)

COMMON STOCKS (Continued)	Number of Shares	Value
NXP Semiconductors N.V.	11,714	$3,291,985
		$15,662,438
SOFTWARE — 0.7%
Intuit, Inc.	5,730	$1,495,530
SAP S.E. — ADR	6,257	964,266
SAP SE	3,772	577,523
		$3,037,319
SPECIALTY FINANCE — 0.4%
PayPal Holdings, Inc.	36,541	$1,577,840
TECHNOLOGY HARDWARE — 0.5%
Nintendo Co., Ltd.	44,644	$1,871,207
TECHNOLOGY SERVICES — 0.5%
LG Corp.	30,673	$1,926,343
TELECOMMUNICATIONS — 0.0%
Uniti Group, Inc.*	10,312	$118,279
TRANSPORTATION & LOGISTICS — 0.7%
PHI Group, Inc.(c)(d)	84,452	$2,702,464
TRANSPORTATION EQUIPMENT — 0.2%
Westinghouse Air Brake Technologies Corp.	3,059	$824,706
TOTAL COMMON STOCKS (Cost $121,330,698)		$188,579,029
LIMITED PARTNERSHIPS — 19.0%
BH3 Debt Opportunity Fund II-Parallel, LP(d)(k)	2,300,000	$1,521,978
Blue Torch Credit Opportunities Fund II LP(d)(k)	55,000	2,960,647
Castlelake Asset-Based Private Credit III Evergreen A, L.P.(d)(k)	3,900,000	3,673,805
Clover Private Credit Opportunities Fund LP(c)(d)	60,000	2,044,167
FPS Holdco II LLC(c)(d)(l)	10,507,864	8,700,735
HIG WhiteHorse Direct Lending 2020 LP(d)(k)	55,000	3,621,837
Jett Texas LLC(d)(k)	6,000,000	7,045,800
Metro Partners Fund VII LP(d)(k)	80,000	9,032,443
MRP Evergreen Income Fund LP(d)(k)	3,900,000	3,900,000
MSD Private Credit Opportunities Fund II LP(d)(k)	80,000	4,936,889
MSD Real Estate Credit Opportunities Fund(d)(k)	30,000	1,376,685
Nebari Natural Resources Credit Fund I LP(d)(k)	55,000	1,648,010
Piney Lake Opportunities Fund LP(d)(k)	30,000	3,212,165
Post Road Special Opportunity Fund II LP(c)(d)	18,000	1,989,132
Silverview Credit Opportunities Onshore Fund LP(d)(k)	35,000	1,425,100
Silverview Special Situations Lending LP(c)(d)	48,500	3,391,513
Sound Point Strategic Capital Fund III LP(c)(d)	2,750,000	401,699
Tioga Partners IV, LP(d)(k)	14,000,000	13,591,717
TPG A.G. Asset Based Credit Evergreen LP(d)(k)	4,275,000	—
Trevian Capital Debt Fund, LP(d)(k)	3,000,000	3,000,000
TOTAL LIMITED PARTNERSHIPS (Cost $71,118,177)		$77,474,322
PREFERRED STOCKS — 0.0%
INDUSTRIALS — 0.0%
Uniti Group, Inc. — Series A, 11.000%(c)(d)	65	$65,370
TOTAL PREFERRED STOCKS (Cost $124,813)		$65,370

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2026 (Unaudited)

WARRANTS — 0.0%	Number of Shares	Value
Electriq Power Holdings, Inc., Expiration Date: July 31, 2028*,(c)	31,567	$—
MariaDB PLC, Expiration Date: December 16, 2027*,(c)	24,015	—
Ross Acquisition Corp. II, Expiration Date: September 16, 2026*,(c)	5,878	—
Uniti Group, Inc. , Expiration Date: August 11, 2035*,(c)(d)	1,996	22,096
TOTAL WARRANTS (Cost $17,489)		$22,096
SHORT-TERM INVESTMENTS — 20.7%
MONEY MARKET INVESTMENTS — 0.4%
Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Class, 3.44%(m)	1,747,848	$1,747,848
TREASURY BILLS — 20.3%	Principal Amount
U.S. Treasury Bill 3.65%, 7/7/2026(n)		$27,200,000	$27,183,684
3.64%, 8/6/2026(n)		27,950,000	27,850,195
3.65%, 9/10/2026(n)		27,600,000	27,402,139
			$82,436,018
TOTAL SHORT-TERM INVESTMENTS (Cost $84,187,083)			$84,183,866
TOTAL INVESTMENTS — 99.5% (Cost $329,604,519)			$405,213,375
Other Assets in Excess of Liabilities — 0.5%			2,191,066
TOTAL NET ASSETS — 100.0%			$407,404,441

ADR — American Depository Receipt

BDC — Business Development Company

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

*
Non-income producing security.
(a)
Security exempt from registration under Section 4(a)(2) and/or Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $19,546,323, which represents 4.80% of Total Net Assets.
(b)
Variable or floating rate security.
(c)
The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
(d)
Restricted securities. These restricted securities, most of which are considered liquid by the Adviser, are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund’s Board of Directors. The total value of these securities is $113,760,453, which represents 27.92% of Total Net Assets.
(e)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate (“SOFR”). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SCHEDULE OF INVESTMENTS (Continued)

As of June 30, 2026 (Unaudited)

(f)
As of June 30, 2026, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 7 of the Notes to Financial Statements for further information on these commitments and contingencies.
(g)
Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.
(h)
Security is in default.
(i)
All or a portion of the loan is unfunded.
(j)
Perpetual security. Maturity date is not applicable.
(k)
Investment valued using net asset value per share (or its equivalent) as a practical expedient.
(l)
Affiliated company.
(m)
The rate is the annualized seven-day yield at period end.
(n)
Treasury bill discount rate.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
SUMMARY OF INVESTMENTS

As of June 30, 2026 (Unaudited)

Security Type/Industry	Percent of Total Net Assets
Bonds & Debentures
Corporate Bank Debt	5.8%
Corporate Bonds	4.6%
Asset-Backed Securities	3.0%
Convertible Bonds	0.0%
Total Bonds & Debentures	13.4%
Closed-End Funds	0.1%
Common Stocks
Internet Media & Services	6.5%
Chemicals	4.2%
Medical Equipment & Devices	4.1%
Semiconductors	3.8%
Insurance	2.3%
Beverages	2.2%
Banking	2.0%
Commercial Support Services	1.9%
Engineering & Construction	1.6%
Cable & Satellite	1.6%
Aerospace & Defense	1.5%
Metals & Mining	1.5%
Electrical Equipment	1.4%
Food	1.4%
Construction Materials	1.2%
Retail — Discretionary	1.1%
Home Construction	0.9%
Leisure Facilities & Services	0.8%
Software	0.7%
E-Commerce Discretionary	0.7%
Transportation & Logistics	0.7%
Machinery	0.6%
Biotech & Pharma	0.5%
Oil & Gas Services & Equip	0.5%
Technology Services	0.5%
Apparel & Textile Products	0.5%
Technology Hardware	0.5%
Specialty Finance	0.4%
Entertainment Content	0.2%
Health Care Facilities & Svcs	0.2%
Transportation Equipment	0.2%
Institutional Financial Svcs	0.1%
Real Estate Services	0.0%
Electric Utilities	0.0%
Telecommunications	0.0%
Asset Management	0.0%
Total Common Stocks	46.3%
Preferred Stocks
Industrials	0.0%
Limited Partnerships	19.0%
Warrants	0.0%
Short-Term Investments	20.7%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2026

(Unaudited)

ASSETS
Investments, at value (cost $322,558,988)	$396,512,640
Investments in affiliates, at value (cost $7,045,531)	8,700,735
Foreign currency, at value (cost $31,853)	31,690
Cash	662
Deposits held at broker	551,248
Receivables:
Dividends and interest	1,747,426
Reclaims receivable	280,292
Prepaid expenses	17,486
Other assets	42,139
Total assets	407,884,318
LIABILITIES
Payables:
Investment securities purchased	913
Advisory fees	233,352
Fund services fees	18,833
Commitment fees payable (Note 13)	76,337
Shareholder reporting fees	31,593
Auditing fees	12,668
Chief Compliance Officer fees	2,748
Directors’ fees and expenses	1,883
Legal fees	451
Accrued other expenses	101,099
Total liabilities	479,877
Commitments and contingencies (Note 7)
NET ASSETS	$407,404,441
COMPONENTS OF NET ASSETS
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,230,971 shares	$330,641,980
Total distributable earnings (accumulated deficit)	76,762,461
NET ASSETS	$407,404,441
MAXIMUM OFFERING PRICE PER SHARE
Number of shares issued and outstanding	8,230,971
Net asset value per share	$49.50
Market price per share	$45.97

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENT OF OPERATIONS

For the six months ended June 30, 2026

(Unaudited)

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $146)	$5,305,660
Dividends (net of foreign withholding taxes of $111,264)	3,331,338
Total investment income	8,636,998
EXPENSES
Advisory fees	1,388,034
Fund services fees	165,947
Interest expense	45,693
Legal fees	23,856
Directors’ fees and expenses	17,423
Auditing fees	15,372
Listing fee expense	12,397
Shareholder reporting fees	8,500
Tax fees(1)	5,240
Insurance fees	3,124
Chief Compliance Officer fees	1,128
Miscellaneous	729
Total expenses	1,687,443
Net investment income (loss)	6,949,555
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
10,503,573

Foreign currency transactions
(35,960
)
Total realized gain (loss)	10,467,613
Net change in unrealized appreciation (depreciation) on:
Investments
2,849,283

Investments in affiliated issuers
151,323

Foreign currency translations
(7,792
)
Net change in unrealized appreciation (depreciation)	2,992,814
Net realized and unrealized gain (loss)	13,460,427
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$20,409,982
(1)
The $5,240 tax fees represent the Delaware corporate franchise tax paid by the Fund for the six-months ended June 30, 2026.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2026 (Unaudited)	For the year ended December 31, 2025
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$6,949,555	$17,036,321
Total realized gain (loss) on investments and foreign currency transactions	10,467,613	22,169,699
Net change in unrealized appreciation (depreciation) on investments, Investments in affiliated issuers — unrealized and foreign currency translations	2,992,814	20,302,729
Net increase (decrease) in net assets resulting from operations	20,409,982	59,508,749
Distributions to Shareholders:
Distributions	(10,287,068)	(20,563,182)
Total distributions to shareholders	(10,287,068)	(20,563,182)
Capital Transactions:
Reinvestment of distributions	—	1,378,757
Net increase (decrease) in net assets from capital transactions	—	1,378,757
Total increase (decrease) in net assets	10,122,914	40,324,324
NET ASSETS
Beginning of period	397,281,527	356,957,203
End of period	$407,404,441	$397,281,527
CAPITAL SHARE TRANSACTIONS
Shares reinvested	—	31,226
Net increase (decrease) in capital share transactions	—	31,226

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
FINANCIAL HIGHLIGHTS

Per share operating performance. For a capital share outstanding throughout each period.

For the six months ended June 30, 2026	For the year ended December 31,
(Unaudited)	2025	2024	2023	2022(1)	2021(1)
Net asset value, beginning of period	$48.27	$43.53	$43.91	$40.27	$45.70	$45.35
Income from Investment Operations:
Net investment income(2)	$0.84	$2.07	$2.06	$1.96	$1.16	$0.99
Net realized and unrealized gain (loss)	2.17	5.70	2.72	4.54	(4.40)	3.94
Less: Federal income tax on undistributed gains	—	(0.53	)(3)	—	—	—	—
Total from investment operations	$3.01	$7.24	$4.78	$6.50	$(3.24)	$4.93
Less Distributions:
From net investment income	$(1.25)	$(1.75)	$(2.21)	$(2.09)	$(1.06)	$(2.02)
From net realized gains	(0.53)	(0.75)	(2.95)	(0.82)	(1.16)	(2.59)
Total distributions	$(1.78)	$(2.50)	$(5.16)	$(2.91)	$(2.22)	$(4.61)
Capital stock repurchased	—	—	— (4)	0.05	0.03	0.03
Net asset value, end of period	$49.50	$48.27	$43.53	$43.91	$40.27	$45.70
Per share market value at end of period	$45.97	$45.76	$43.49	$40.38	$38.66	$43.21
Total investment return(5)	4.25%	11.33%	(6)	21.09%	12.46%	(5.28)%	19.95%
Net asset value total return(7)	5.18%	18.40%	(8)	11.11%	16.74%	(7.09)%	11.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$407,404	$397,282	$356,957	$360,414	$334,832	$382,795
Ratio of expenses to average net assets	0.84%	(9),(10)	0.98%	(10)	0.98%	0.97%	0.99%	0.91%
Ratio of net investment income (loss) to average net assets	3.47%	(9)	4.53%	4.52%	4.65%	2.76%	2.05%
Portfolio turnover rate	13%	(11)	28%	11%	13%	18%	47%
(1)
Audits performed for the fiscal years indicated by the Fund’s previous auditor, Ernst & Young LLP.
(2)
Based on average shares outstanding for the period.
(3)
The Fund has elected to retain and designate certain long-term capital gains as undistributed “deemed distributions” under Internal Revenue Code Section 852(b)(3)(D). The amount shown represents the federal income tax paid by the Fund at the corporate rate on behalf of shareholders of record. Shareholders are entitled to a corresponding tax credit.
(4)
Amount represents less than $0.01 per share.
(5)
Based on market value per share, adjusted for reinvestment of distributions.
(6)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period.
(7)
Based on net asset value per share, adjusted for reinvestment of distributions.
(8)
Total return on net asset value is calculated similarly but uses the NAV per share. The return using NAV per share has been adjusted to include the $0.53 per share federal income tax paid by the Fund on undistributed long-term capital gains as if it were a distributed dividend.
(9)
Annualized.
(10)
For the six months ended June 30, 2026 and the year ended December 31, 2025, if tax fees and interest expenses had been excluded, the expense ratios would have been lowered by 0.03% and 0.05%, respectively.
(11)
Not annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS

June 30, 2026

(Unaudited)

NOTE 1—Organization

Source Capital (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since inception.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standards Codification No. 946 “Financial Services—Investment Companies.”

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund’s Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

NOTE 2—Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Directors has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBS”), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations (“CMO”) are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Stripped Mortgage-Backed Interest Only (“I/O”) and Principal Only (“P/O”) Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(f) Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

(g) Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. There were no Private Investment in Public Equity (“PIPE”) share purchase commitments for the SPACs the Fund invested in as of June 30, 2026.

(h) Repurchase Agreements

Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements as of June 30, 2026.

(i) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

(j) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(k) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2026, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

NOTE 3—Investment Advisory and Other Agreements

Pursuant to an investment advisory agreement (“the “Agreement”), the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.725% for the first $100 million, 0.700% for the next $100 million, and 0.675% in excess of $200 million of average total net assets of the last business day of each month.

The Agreement obligates the Adviser to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) do not exceed 1.50% of the first $30 million and 1.00% of the remaining average total net assets of the last business day of each month. For the six months ended June 30, 2026, the Adviser did not waive any portion of its advisory fee.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. Equiniti Trust Company, LLC serves as the Fund’s transfer agent. The Fund’s allocated fees incurred for fund accounting, fund administration, custody, and transfer agent services for the six months ended June 30, 2026 are reported as Fund services fees on the Statement of Operations. Certain directors and officers of the Fund are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate directors and officers affiliated with the Fund’s co-administrators or the Adviser. For the six months ended

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

June 30, 2026, the Fund’s allocated fees incurred to directors of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”) are reported as Directors’ fees and expenses on the Statement of Operations.

The Fund’s Board of Directors adopted a Deferred Compensation Plan (the “Plan”) for the Independent Directors that enables Directors to elect to receive payment in cash or the option to defer some or all of their fees. If a director elects to defer payment, the Plan provides for the creation of a deferred payment account. A Director’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Directors Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Directors’ fees and expenses in the Statement of Operations. For the six months ended June 30, 2026, no Directors fees were deferred.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2026 are reported on the Statement of Operations.

NOTE 4—Federal Income Taxes

At June 30, 2026, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$329,914,258
Gross unrealized appreciation	$90,526,274
Gross unrealized depreciation	(15,227,157)
Net unrealized appreciation/(depreciation)	$75,229,117

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

NOTE 5—Investment Transactions

For the six months ended June 30, 2026, purchases and sales of investments, excluding short-term investments, were $43,005,746 and $52,247,788, respectively.

NOTE 6—Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 7—Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2026, the total unfunded amount was 1.85% of the Fund’s net assets.

As of June 30, 2026, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal		Cost	Value	Unrealized Appreciation/ Depreciation	Unfunded Commitment
Andromeda Funding LP		$3,000,000		$—	$—	$—	$3,000,000
Lealand Finance Company B.V. Senior Exit LC		3,927,194		(8,859)	(196,360)	(187,501)	3,927,194
Lealand Finance Company B.V. Senior Exit LC		1,234,380		(743,146)	(61,719)	681,427	61,719
One Camelback Loan		2,050,000		1,447,390	1,447,390	—	602,610

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

As of June 30, 2026, the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $17,768,194. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

NOTE 8—Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•
Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•
Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2026, in valuing the Fund’s assets carried at fair value:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total

Asset-Backed Securities

Collateralized Loan Obligation	$—	$6,187,494	$—	$—	$6,187,494
Equipment	—	—	136,702	—	136,702
Other	—	5,729,218	—	—	5,729,218
Convertible Bonds	—	230,277	—	—	230,277
Corporate Bank Debt	—	1,781,023	21,705,986	—	23,487,009

Corporate Bonds

Communications	—	2,644,430	—	—	2,644,430
Consumer Discretionary	—	2,807,696	—	—	2,807,696
Financials	—	7,117,313	6,385,000	—	13,502,313
Closed-End Funds	—	—	163,553	—	163,553

Common Stocks

Aerospace & Defense	6,048,143	—	—	—	6,048,143
Apparel & Textile Products	1,915,139	—	—	—	1,915,139
Asset Management	—	—	—	—	—
Banking	8,173,306	—	—	—	8,173,306
Beverages	8,764,680	—	—	—	8,764,680
Biotech & Pharma	2,143,352	—	—	—	2,143,352
Cable & Satellite	6,357,300	—	—	—	6,357,300
Chemicals	17,201,262	—	—	—	17,201,262
Commercial Support Services	7,847,347	—	—	—	7,847,347
Construction Materials	4,772,371	—	—	—	4,772,371

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient*	Total
E-Commerce Discretionary	$2,847,925		$—	$—		$—	$2,847,925
Electric Utilities	152,171		—	—		—	152,171
Electrical Equipment	5,591,452		—	—		—	5,591,452
Engineering & Construction	4,448,527		—	2,158,955		—	6,607,482
Entertainment Content	—		—	994,767		—	994,767
Food	5,585,743		—	—		—	5,585,743
Health Care Facilities & Svcs	931,607		—	—		—	931,607
Home Construction	3,672,426		—	—		—	3,672,426
Institutional Financial Svcs	298,581		—	—		—	298,581
Insurance	9,417,351		—	—		—	9,417,351
Internet Media & Services	26,631,604		—	—		—	26,631,604
Leisure Facilities & Services	3,209,287		—	—		—	3,209,287
Machinery	2,414,313		—	—		—	2,414,313
Medical Equipment & Devices	16,602,387		—	—		—	16,602,387
Metals & Mining	5,902,149		—	—		—	5,902,149
Oil & Gas Services & Equip	1,980,027		—	—		—	1,980,027
Real Estate Services	170,215		—	—		—	170,215
Retail—Discretionary	4,626,046		—	—		—	4,626,046
Semiconductors	15,662,438		—	—		—	15,662,438
Software	3,037,319		—	—		—	3,037,319
Specialty Finance	1,577,840		—	—		—	1,577,840
Technology Hardware	1,871,207		—	—		—	1,871,207
Technology Services	1,926,343		—	—		—	1,926,343
Telecommunications	118,279		—	—		—	118,279
Transportation & Logistics	—		—	2,702,464		—	2,702,464
Transportation Equipment	824,706		—	—		—	824,706
Limited Partnerships	—		—	16,125,547		61,348,775	77,474,322

Preferred Stocks

Industrials	—	—	65,370	—	65,370
Warrants	—	—	22,096	—	22,096
Short-Term Investments	1,747,848	82,436,018	—	—	84,183,866
	$184,470,691	$108,933,469	$50,460,440	$61,348,775	$405,213,375
*
Investments valued using net asset value per share (or its equivalent) as a practical expedient are excluded from the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Invesments	Beginning balance December 31, 2025	Transfers into/(out) of Level 3 during the period		Total realized gain/(loss)	Total change in net unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net purchases	Net sales		Ending Value at June 30, 2026
Asset-Backed Securities— Equipment	$202,724		—		$35	$3,076	$—		$—		$(69,133)	$136,702
Corporate Bank Debt	25,760,157		—		55,638	1,327,131	23,015		26,529		(5,486,484)	21,705,986
Corporate Bonds	6,385,000		—		—	—	—		—		—	6,385,000

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

Invesments	Beginning balance December 31, 2025	Transfers into/(out) of Level 3 during the period		Total realized gain/(loss)	Total change in net unrealized appreciation/ (depreciation)	Accretion of Discount (Amortization of Premium) and Return of Capital	Net purchases	Net sales	Ending Value at June 30, 2026
Closed-End Funds	$163,553		—		$—	$—	$—	$—		$—	$163,553
Common Stocks	5,876,046		—		(1,520,729)	1,764,978	—	—		(264,109)	5,856,186
Limited Partnerships	17,285,427		—		—	(525,887)	(633,993)	—		—	16,125,547
Preferred Stocks	65,370		—		—	—	—	—		—	65,370
Warrants	13,813		—	—		8,283	—	—		—	22,096
	$55,752,090		—		$(1,465,056)	$2,577,581	$(610,978)	$26,529		$(5,819,726)	$50,460,440

The change in unrealized gains or losses attributable to Level 3 investments held at June 30, 2026 was $2,546,555.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2026:

Asset Class	Fair Value June 30, 2026		Valuation Methodologies		Unobservable Input	Input Range/Value	Valuation Weighted Average of Input	Impact to Valuation From an Increase in Input(1)
Asset-Backed Securities— Equipment		$136,702		Third-Party Broker Quote(2)		Quotes/Prices	$95.50		$95.50		Increase
Corporate Bank Debt		$17,170,206		Pricing Model(3)		Cost	$98.25-$100.00			$99.70		Increase
		$46		Asset Approach(4)		Estimated Recovery Proceeds	$0.01		$0.01		Increase
		$2,434,706		Third-Party Broker Quote(2)		Quotes/Prices	$95.00-$101.92		$101.54		Increase
		$2,101,028		Pricing Model(5)		Quotes/Prices	$5.00-$95.00			$91.86		Increase
Corporate Bonds		$6,385,000		Pricing Model(3)		Cost	$100.00			$100.00		Increase
Closed-End Funds		$163,553		Pricing Model(6)		Last Reported Trade	$1.15			$1.15		Increase
Common Stocks		$—		Pricing Model(7)		Corporate Action	$0.00			$0.00		Increase
		$994,767		Most Recent Capitalization (Funding)(8)		Revenue Multiple	$228.84			2x		Increase
		$2,158,955		Pricing Model(9)		Quotes/Prices	$24.90			$24.90		Increase
		$2,702,464		Pricing Model(6)		Last Reported Trade	$32.00			$32.00		Increase
Preferred Stocks		$65,370		Pricing Model(3)		Cost	$1,000.00			$1,000.00		Increase
Warrants		$22,096		Pricing Model(10)		Price of Similar Security	$11.07			$11.07		Increase
		$—		Asset Approach(11)		Estimated Recovery Proceeds	$0.00		$0.00		Increase
Limited Partnerships		$16,125,547		Adjusted NAV as Practical Expedient(12)		Quotes/Prices	(5	%)-20%		$0.12		Increase
(1)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
(2)
The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.
(3)
The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.
(4)
The Asset Approach technique for Level 3 securities involves the potential of likelihood of future bankruptcy distributions.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

(5)
The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.
(6)
The Pricing Model technique for Level 3 securities involves the last reported trade in the security.
(7)
The Pricing Model technique for Level 3 securities involves the issuance of non-tradable rights with no set exercise date.
(8)
The fair value of the investment is based on capital funding terms and discounted on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.
(9)
The Pricing Model technique for Level 3 securities involves recently quoted prices of the security.
(10)
The fair value of the investment is based on the convertibility of the warrants into common stock of the underlying security.
(11)
The Asset Approach technique for Level 3 securities involves the projected value of warrants that are pending cancellation.
(12)
The NAV provided by the general partner has been adjusted for market prices and quotes on the underlying securities subsequent to the March 31, 2026 NAV.

The following is the fair value measurement of investments that are valued at NAV per share (or its equivalent) as a practical expedient:

Limited Partnerships	Investment Strategy	Value	Unfunded Commitments		Redemption Frequency	Redemption Notice Period	Lock Up Period
BH3 Debt Opportunity Fund II-Parallel, LP	Private Credit		$1,521,978				$769,796	Closed End Fund	N/A	N/A
Blue Torch Credit Opportunities Fund II LP	Private Credit	2,960,647			1,136,269		Closed End Fund	N/A	N/A
Castlelake Asset LP Based Private Credit	Private Credit	3,673,805			—		Quarterly	60 days	1 year
HIG WhiteHorse Direct Lending 2020 LP	Private Credit	3,621,837			1,872,729		Annual	30 days	27 months
Jett Texas LLC	Long-term Equity	7,045,800			—		Closed End Fund	N/A	N/A
Metro Partners Fund VII LP	Private Credit	9,032,443			—		Closed End Fund	N/A	N/A
MRP Evergreen Income Fund LP	Private Credit	3,900,000			—		Annual	90 days	2 years
MSD Private Credit Opportunities Fund II LP	Private Credit	4,936,889			3,847,059		Closed End Fund	N/A	N/A
MSD Real Estate Credit Opportunities Fund	Private Credit	1,376,685			2,306,185		Closed End Fund	N/A	N/A
Nebari Natural Resources Credit Fund I LP	Private Credit	1,648,010			—		Closed End Fund	N/A	N/A
Piney Lake Opportunities Fund LP	Private Credit	3,212,165			—		Semi-annual	65 days	5 years
Silverview Credit Opportunities Onshore Fund LP	Private Credit	1,425,100			—		Closed End Fund	N/A	N/A
Sound Point Strategic Capital Fund III LP	Private Credit	401,699			2,348,301		Closed End Fund	N/A	N/A
Tioga Partners IV, LP	Private Credit	13,591,717			—		Closed End Fund	N/A	N/A
TPG A.G. Asset Based Credit Evergreen LP	Private Credit	—			4,275,000		Annual	90 Days	1 Year
Trevian Capital Debt Fund, LP	Private Credit	3,000,000			—		Monthly	60 days	2 years
		$61,348,775		$16,555,339

NOTE 9—Capital Stock

During the six months ended June 30, 2026, the Fund did not issue shares of Common Stock under its Dividend Reinvestment Plan. Effective October 30, 2024, the Board approved the continuation of the repurchase program through December 31, 2026. The Fund did not repurchase any shares during the six months ended June 30, 2026, pursuant to the stock repurchase program approved annually by the Fund’s Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund’s outstanding shares during the twelve-month period beginning January 1, 2026. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 10—Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

that are affiliates as of June 30, 2026 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Affiliated Security		Shares Held as of December 31, 2025	Beginning Value December 31, 2025		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales Affiliated Investment	Accretion of Discount (Amortization of Premium) and Return of Capital		Change in Unrealized Appreciation (Depreciation)		Transfer In (Out)	Ending Value June 30, 2026		Ending Shares June 30, 2026	Income from Affiliated Investments
FPS	Holdco II LLC	10,507,864		$8,549,412		—	—		—		—			$151,323		—	$8,700,735	10,507,864	—
Total				$8,549,412		—	—		—		—			$151,323		—	$8,700,735		—

NOTE 11—Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2026, the Fund invested in the following restricted securities:

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Total Net Assets
Altegrity, Inc.	9/1/2021	$—		$163,553	0.04%
Andromeda Funding LP, 10.000% (1-Month Term SOFR+800 basis points), 10/5/2030	4/1/2026	—		—	0.00%
Apollo Debt Solutions BDC Senior Notes, 8.620% 9/28/2028	8/10/2023	2,333,000		2,333,000	0.57%
Banner Commercial Funding LP Term Loan, 10.120% (1-Month Term SOFR+ 650 basis points), 5/27/2028	6/10/2025	2,928,821		2,916,797	0.72%
BH3 Debt Opportunity Fund II-Parallel, LP	9/10/2024	1,530,204		1,521,978	0.37%
Blue Torch Credit Opportunities Fund II LP	2/16/2021	4,331,454		2,960,647	0.73%
Capstone Acquisition Holdings, Inc. Term Loan, 8.244% (1-Month Term SOFR+460 basis points), 11/12/2029	11/12/2020	2,243,024		2,299,876	0.56%
Castlelake Asset-Based Private Credit III Evergreen A, L.P.	4/1/2025	3,900,000		3,673,805	0.90%
Clover Private Credit Opportunities Fund LP	12/13/2021	3,145,637		2,044,167	0.50%
Copper Property CTL Pass Through Trust	10/5/2017	528,672		170,215	0.04%
Cornerstone OnDemand, Inc., 7.744% (1-Month Term SOFR+375 basis points), 10/16/2028	12/7/2022	71,209		44,387	0.01%
Epic Games, Inc.	6/25/2020	2,499,525		994,767	0.24%
EQS Legacy Holdings LLC Term Loan, 11.000% 3/27/2032	3/27/2025	9,306,019		9,306,019	2.28%
FPS Holdco II LLC	8/9/2024	7,045,531		8,700,735	2.14%
HIG WhiteHorse Direct Lending 2020 LP	7/30/2021	3,653,803		3,621,837	0.89%
Hlend Senior Notes, 8.170% 3/15/2028	2/16/2023	3,500,000		3,500,000	0.86%

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

Restricted Security	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Total Net Assets
JC Penney Corp., Inc., 5.568% (3-Month USD Libor+425 basis points), 6/23/2027	2/3/2021	$—		$46	0.00%
Jett Texas LLC	12/2/2024	6,000,000		7,045,800	1.73%
Lealand Finance Company B.V. Senior Exit LC, 3.500% 6/30/2027	11/12/2019	(743,146)		(61,719)	‑0.02%
Lealand Finance Company B.V. Senior Exit LC, 4.750% 6/30/2027	2/28/2020	(8,859)		(196,360)	‑0.05%
Lealand Reficar LC Term Loan, 11.494% (3-Month Term SOFR+750 basis points), 6/30/2027	4/5/2024	36,048		32,443	0.01%
McDermott International, Ltd.	7/1/2020	294,091		2,158,955	0.53%
McDermott LC, 7.953% (3-Month Term SOFR+426.16 basis points), 6/30/2027	12/31/2020	834,171		767,436	0.19%
McDermott Technology Americas, Inc., 6.758% (1-Month Term SOFR+ 300 basis points), 6/30/2027	7/1/2020	141,925		134,830	0.03%
McDermott Technology Americas, Inc., 7.759% (1-Month Term SOFR+ 400 basis points), 12/31/2027	7/1/2020	1,916,439		1,559,228	0.38%
Metro Partners Fund VII LP	5/13/2021	6,124,327		9,032,443	2.22%
MRP Evergreen Income Fund LP	11/19/2025	3,900,000		3,900,000	0.96%
MSD Private Credit Opportunities Fund II LP	3/8/2021	2,646,103		4,936,889	1.21%
MSD Real Estate Credit Opportunities Fund	6/11/2020	693,815		1,376,685	0.34%
Nebari Natural Resources Credit Fund I LP	8/18/2020	2,446,960		1,648,010	0.40%
OCREDIT BDC Senior Notes, 7.770% 3/7/2029	2/22/2024	552,000		552,000	0.14%
One Camelback Loan, 7.500% (1-Month Term SOFR+350 basis points), 6/3/2027	12/4/2025	1,447,390		1,447,390	0.36%
Pershing Square SPARC Holdings, Ltd.	6/12/2026	—		—	0.00%
Pershing Square Tontine Holdings Ltd.	7/26/2022	—		—	0.00%
PHI Group, Inc.	8/19/2019	690,707		2,702,464	0.66%
Piney Lake Opportunities Fund LP	6/30/2021	1,796,043		3,212,165	0.79%
Plantation Loan, 10.500% (1-Month Term SOFR+620 basis points), 1/25/2027	8/5/2025	3,489,772		3,500,000	0.86%
Post Road Special Opportunity Fund II LP	1/26/2021	1,525,290		1,989,132	0.49%
Prop 2017‑1A, 5.300% 3/15/2042	2/9/2017	143,072		136,702	0.03%
Silverview Credit Opportunities Onshore Fund LP	11/18/2019	769,932		1,425,100	0.35%
Silverview Special Situations Lending LP	9/25/2020	4,207,379		3,391,513	0.83%
Sound Point Strategic Capital Fund III LP	12/29/2025	401,699		401,699	0.10%
Tioga Partners IV, LP	1/15/2025	14,000,000		13,591,717	3.34%
TPG A.G. Asset Based Credit Evergreen LP	5/29/2026	—		—	0.00%
Trevian Capital Debt Fund, LP	3/13/2025	3,000,000		3,000,000	0.74%
Uniti Group, Inc.	11/16/2020	—		22,096	0.01%
Uniti Group, Inc.—Series A	11/16/2020	124,813		65,370	0.02%
Vision Solutions, Inc., 7.928% (3-Month Term SOFR+400 basis points), 4/24/2028	12/7/2022	65,789		53,754	0.01%
WH Borrower LLC, 8.142% (3-Month Term SOFR+450 basis points), 2/20/2032	2/12/2025	1,670,292	1,682,882		0.41%
		$105,182,951		$113,760,453	27.92%

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

NOTE 12—Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 13—Line of Credit

The Fund has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $20,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 33.3% of the adjusted net assets of the Fund. Borrowings under this agreement bear interest SOFR plus 250 bps. As compensation for holding the lending commitment available, the Fund is charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the six months ended June 30, 2026 are disclosed in the Statement of Operations. During the six months ended June 30, 2026, the fund did not borrow under the line of credit.

NOTE 14—Investment in Private Funds

The Fund invests in certain private funds that would be investment companies but for the exemptions under Sections 3(c)(1) or 3(c)(7) of the 1940 Act. The Fund may invest in such private funds to the extent consistent with its investment objective, investment strategy and otherwise as permitted under the 1940 Act. Previously, the staff of the SEC generally required that closed-end funds limit their investment in private funds to no more than 15% of their assets unless they limit their offers to investors who qualify as “accredited investors” under Regulation D under the Securities Act of 1933 and have required minimum initial investments of at least $25,000. The SEC staff issued guidance on August 15, 2025 that it will no longer request such a limitation. Therefore, the Fund may invest greater than 15% of its assets in private funds.

Accordingly, the Fund may invest in private funds that pursue various strategies, including but not limited to private credit investments in private funds as well as direct investments.

When selecting private fund investments, the Adviser conducts a qualitative and quantitative evaluation of potential external managers, their respective strategies, and pertinent funds. The Adviser seeks to identify private fund managers that, among other considerations, possess extensive experience in their area of expertise, are part of a professional organization with operational depth, and have clear, well-developed strategies to which they have consistently adhered. The Adviser judges such private fund managers based on their key personnel’s experience, character, professional qualifications, investment style, organizational resources, and emphasis on protecting capital. The Adviser also seeks to develop a working relationship with private fund managers to ensure timely and accurate reporting, accurate and verifiable valuation information, adequate transparency, a healthy flow of information, and acceptable documentation.

When lending directly, the Adviser will underwrite a total expected return (including interest and other fees) in the context of understandable collateral that the Adviser believes should offer attractive asset coverage.

Private fund investments are subject to the following risks, among others:

A shareholder’s investment in the Fund will be affected by the investment policies and decisions of the portfolio managers of each private fund in which the Fund invests, which may impact the strategies, risks, and costs of and for the Fund itself. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the private funds invest and the financial condition and prospects of issuers in which the private funds invest. Shareholders of the Fund may have limited information about the private funds in which the Fund invests, including with respect to the private funds’ holdings, liquidity, and valuation.

The Fund is registered as an investment company under the 1940 Act, which is designed to afford various protections to investors in pooled investment vehicles. However, the private funds in which the Fund invests are not subject to the provisions of the 1940 Act. Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities to be held in custody by a bank or broker in accordance with rules requiring the segregation of securities, prohibit the investment companies from engaging in certain transactions with its affiliates and regulate the relationship

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

between advisers and investment companies) are not applicable to such private funds. Managers of private funds might not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). If the Fund invests in private funds managed by managers that are not registered as investment advisers, or that comply with an exemption from registration as an investment adviser, the Fund will not have the benefit of certain of the protections of the Investment Advisers Act.

The interests of the private funds in which the Fund invests are illiquid. There is often no secondary market for interests in many private funds, which typically must be sold in privately negotiated transactions. In addition, the Fund’s interests in private funds may be subject to substantial restrictions on transfer, and the Fund may liquidate an interest and withdraw from a private fund pursuant to limited withdrawal rights. Private funds may impose a lockup period or otherwise suspend withdrawal rights of shareholders, including the Fund, from time to time. If the Adviser determines to cause the Fund to sell its interest in a private fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

The Fund will bear its pro rata share of a private fund’s expenses, including its management fees, performance fees and other expenses. The level of such fees and expenses impacts the Fund’s performance. A shareholder of the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, brokerage transaction expenses, management fees, and administrative and custody fees) and, indirectly, similar expenses of the private funds. Thus, a shareholder of the Fund may be subject to higher operating expenses than if he or she invested in a private fund directly or in a fund that did not invest in private funds.

Performance fees are fees paid to a private fund’s manager based on the private fund’s investment performance (or returns) as compared to some benchmark. The performance fees payable to the manager of a private fund may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of a performance fee. Managers of certain of the underlying private funds may receive performance fees, even if the performance of other underlying private funds—or the overall performance of the Fund itself—is negative (i.e., “netting risk”).

The Fund may invest in private funds that use borrowings to finance investments or to meet operating expenses. The use of leverage may enable private funds to produce higher total returns. However, since any fall in the value of a private fund’s investments is borne by that private fund, when there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund’s investment and therefore have a material adverse impact on returns to the Fund.

Private funds in which the Fund invests will not typically have a readily determinable market price and will be fair valued by the Fund. The valuation of the Fund’s interests in private funds is ordinarily determined each business day based in part on estimated valuations provided by private fund managers and also on valuation determinations made by the Adviser, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a‑5 under the 1940 Act, the Board has designated the Adviser as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Adviser’s fair value determinations.

The Fund may maintain a sizeable cash and/or liquid investments position in anticipation of funding private fund capital calls or near-term investment opportunities. Additionally, the Fund has a $20 million credit facility with UMB Bank, N.A. that may be used to fund private fund capital calls. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the shareholders to be subject to certain penalties from the private funds (including the forfeiture of the Fund’s investment in a private fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Additional risks associated with investing in private funds include, among other things, that private funds generally may invest without limitation in restricted and illiquid investments; the external managers of the private funds often have broad indemnification rights from the private fund and limitations on liability; neither the Fund nor the Adviser controls the external managers of these private funds; and there can be no assurances that an external manager will manage its private funds in a manner consistent with either the Fund’s investment objectives and strategies or with the stated investment policies and restrictions of the private fund. These characteristics present additional risks, including the possibility of risk of total loss, for shareholders of private funds.

NOTE 15—New Accounting Pronouncements

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023‑09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023‑09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

SOURCE CAPITAL
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

(Unaudited)

NOTE 16—Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

SOURCE CAPITAL
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

At an in-person meeting held on April 21, 2026, the Board of Trustees (the “Board”) of Source Capital (the “Fund”), including the trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and First Pacific Advisors, LP (the “Advisor”) for an additional one-year period from when it otherwise would expire. In approving the renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background. In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s compliance policies and procedures, cybersecurity, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of a blended index consisting of 60% MSCI All Country World Net Return Index and 40% Bloomberg U.S. Aggregate Bond Total Return Index (the “MSCI/Bloomberg 60/40 Blended Index”), a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Total Return Index (the “S&P/Bloomberg 60/40 Blended Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Moderate Allocation category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2025; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Fund and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Advisory Agreement, the Independent Trustees met separately in an executive session prior to the meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services. With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and five-year periods were above the Peer Group and Fund Universe median returns, the returns of the MSCI/Bloomberg 60/40 Blended Index, and the returns of the S&P/Bloomberg 60/40 Blended Index. For the three‑year period, the Fund’s annualized total return was above the Peer Group and Fund Universe median returns and the MSCI/Bloomberg 60/40 Blended Index return, but below the S&P/Bloomberg 60/40 Blended Index return by 0.09%. The Fund’s annualized total return for the ten-year period was above the Fund Universe median return and the MSCI/Bloomberg 60/40 Blended Index return and was the same as the Peer Group median return, but was below the S&P/Bloomberg 60/40 Blended Index return by 0.95%. The Trustees observed that the Fund’s performance ranked in the first or second quartile of the funds in the Peer Group and Fund Universe for the one-, three- five-, and ten-year periods. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation; its risk-adjusted returns, as measured by its Sharpe ratio; and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of funds (which is the most favorable) in the Peer Group and Fund Universe for the one-, three-, five-, and ten-year periods.

The Board considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

SOURCE CAPITAL
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

Advisory Fee and Expense Ratio. With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other registered funds managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

Advisor Profitability and Costs. The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor’s costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship with the Fund. The Independent Trustees reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Advisor the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Advisor from its relationship with the Fund were reasonable.

Economies of Scale. The Board and the Independent Trustees considered, and discussed with the Advisor, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund includes advisory fee breakpoints at the $100 million and $200 million asset levels, and that such breakpoints are designed to pass any benefits of economies of scale to the Fund’s shareholders. The Independent Trustees also considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that a fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

Benefits to the Advisor. The Board and the Independent Trustees considered other “fall out” benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Fund’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

SOURCE CAPITAL
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Directors of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Director”). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982‑4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999‑2009); President, Transamerica Securities Sales Corp. (1998‑2009); Vice President, Bank of America Mutual Fund Administration (1990‑1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015‑2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015‑2017)
John P. Zader, 1962	Director	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007‑2014).	7	Investment Managers Series Trust (2007‑2022) and Investment Managers Series Trust II (2013-present)
“Interested” Director
J. Richard Atwood,(2) 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006‑2018).	7	None
Maureen Quill(3), 1963	Director	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)
(1)
The address of each Director is 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245. Mr. Zader’s and Ms. Quill’s address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.
(2)
“Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.
(3)
“Interested person” within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services LLC.

SOURCE CAPITAL
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006‑2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018‑2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018‑2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009‑2010); Vice President—Compliance, Morgan Stanley Investment Management (2000‑2009).

Ryan A. Leggio, 1980	Vice President, Strategy	2024	Partner of FPA (since 2018), and previously Senior Vice President (2014‑2017) and Vice President (2011‑2013).
Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018‑2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018‑2022); Portfolio Manager, AXS Investments, LLC (2020‑2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014‑2018).

(1)
The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212. Mr. Leggio’s address is 2101 E. El Segundo Blvd., Suite 301 El Segundo, California 90245

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund’s portfolio securities is set forth in the Fund’s Annual Report, additional copies of which are available without charge, upon request, on the Fund’s website at fpa.com or by calling (800) 982‑4372 and on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund’s complete proxy voting record for the 12 months ended June 30, 2026, is available without charge, upon request by calling (800) 982‑4372 and on the SEC’s website at www.sec.gov.

The Fund’s schedule of portfolio holdings, filed the first and third quarter of the Fund’s fiscal year on Form N-PORT with the SEC, is available on the SEC’s website at www.sec.gov.

Additional information about the Fund is available online at fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(This page has been left blank intentionally.)

SOURCE CAPITAL

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

FUND CO-ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
235 West Galena Street

Milwaukee, Wisconsin 53212‑3948

CO-ADMINISTRATOR

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

CUSTODIAN

UMB Bank, n.a.,

928 Grand Boulevard

Kansas City, Missouri 64106

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

(800) 279‑1241 or (718) 921‑8124

www.equiniti.com

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan (“Plan”), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund (“Dividend Shares”). Equiniti Trust Company, LLC, acts as the “Agent” for Plan participants. All correspondence with the Agent should be sent to: Equiniti Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund’s shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund’s Common Stock on the NYSE is lower than the Fund’s most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan (“Cash Plan”). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the report to shareholders filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Not applicable to this semi-annual report.

(a)(3)	Not applicable to this semi-annual report.

(a)(4)	Not applicable to this semi-annual report..

(b)          There has been no change, as of the date of the filing of this semi-annual report on Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Company’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans of Programs	Maximum Number of Shares that MayYet Be Purchased Under the Plans orPrograms
01/01/26-01/31/26	0	0	-	823,097
02/01/26-02/28/26	0	0	-	823,097
03/01/26-03/31/26	0	0	-	823,097
04/01/26-04/30/26	0	0	-	823,097
05/01/26-05/31/26	0	0	-	823,097
06/01/26-06/30/26	0	0	-	823,097

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Source Capital

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	9/08/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	9/08/26

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	9/08/26